UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2025
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36160	45-2433192
Delaware	333-256637-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Park Avenue
New York, New York 10017
(Address of Principal Executive Offices, and Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Brixmor Property Group Inc. Yes ☐ No ☑              Brixmor Operating Partnership LP Yes ☐ No ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brixmor Property Group Inc. ☐                     Brixmor Operating Partnership LP ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On April 23, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 12, 2025 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Item 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the nine persons listed below as directors to serve until the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
James M. Taylor Jr.	271,015,652	1,015,605	101,796	8,576,638
Sheryl M. Crosland	271,149,860	875,785	107,410	8,576,636
Michael Berman	267,662,849	4,361,323	108,878	8,576,641
Julie Bowerman	269,950,624	2,075,066	107,365	8,576,636
Thomas W. Dickson	270,335,469	1,689,007	108,575	8,576,640
Daniel B. Hurwitz	271,403,958	620,241	108,854	8,576,638
Sandra A. J. Lawrence	268,497,870	3,527,519	107,665	8,576,637
William D. Rahm	266,099,719	5,924,255	109,076	8,576,641
JP Suarez	271,934,323	88,122	110,609	8,576,637

Item 2 - Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
279,159,373	1,454,845	95,473	0

Item 3 - Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, a resolution to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
263,313,091	8,646,330	173,632	8,576,638

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 25, 2025	BRIXMOR PROPERTY GROUP INC.

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary LLC, its sole member

	By:	/s/ Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary